UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2026
Date of Report (Date of earliest event reported)

Commission File Number
Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Address of principal executive offices
Registrant's telephone number, including area code
IRS Employer Identification No.

001-05152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
888-221-7070

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Securities registered pursuant to Section 12(b) of the Act:
PACIFICORP	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On March 25, 2026, PacifiCorp completed the sale of (i) $300,000,000 in aggregate principal amount of 4.650% First Mortgage Bonds due 2029; (ii) $550,000,000 in aggregate principal amount of 5.100% First Mortgage Bonds due 2031; (iii) $800,000,000 in aggregate principal amount of 5.450% First Mortgage Bonds due 2033; and (iv) $850,000,000 in aggregate principal amount of 5.800% First Mortgage Bonds due 2036.

The Thirty-Seventh Supplemental Indenture to the Mortgage and Deed of Trust between PacifiCorp and The Bank of New York Mellon Trust Company, N.A., as Trustee, which relates to the issuance of the bonds and is dated as of March 1, 2026, is attached as an exhibit under Item 9.01.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description

1.1     Underwriting Agreement, dated March 23, 2026.

4.1     Thirty-Seventh Supplemental Indenture, dated as of March 1, 2026, to PacifiCorp's Mortgage and Deed of Trust dated as of January 9, 1989.

4.2     Form of the First Mortgage Bonds 4.650% Series due 2029.

4.3     Form of the First Mortgage Bonds 5.100% Series due 2031.

4.4    Form of the First Mortgage Bonds 5.450% Series due 2033.

4.5     Form of the First Mortgage Bonds 5.800% Series due 2036.

5.1     Opinion of Perkins Coie LLP.

23.1     Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICORP

Date: March 25, 2026	/s/ M. Ryan Weems
M. Ryan Weems
Senior Vice President, Chief Financial Officer and Treasurer

3